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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 24, 1998


                 Advanta Revolving Home Equity Loan Trust 1998-A
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-37107         Application Pending
          --------                   ---------         -------------------
(State or Other Jurisdiction     (Commission File       (I.R.S. Employer
      of Incorporation)               Number)          Identification No.)



          c/o Advanta Mortgage Conduit                  92127
                 Services, Inc.                         -----
           Attention:  Milton Riseman                 (Zip Code)
            16875 West Bernardo Drive
              San Diego, California
              ---------------------
    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800
                                                           --------------
--------------------------------------------------------------------------------

                                    No change
                                    ---------
          (Former name or former address, if changed since last report)



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Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

Description of the Class A Notes and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered an issuance of $3,500,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-37107) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Revolving Home Equity Loan Trust 1998-A (the "Registrant" or the "Trust") issued approximately $80,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset-Backed Notes, Series 1998-A (the "Class A Notes"), on June 24, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Class A Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 1998, between Advanta Revolving Home Equity Loan Trust 1998-A (the "Trust") and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Trustee"). The Class A Notes evidence indebtedness of the Trust, the assets of which consist primarily of certain home equity revolving credit line loan agreements which are secured by first or junior mortgages on residential properties. Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Advanta National Bank (the "Originator").



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated June 19, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, J.P. Morgan Securities Inc., as the Underwriter, and Advanta National Bank, as Originator.

                  4.1 Indenture, dated as of June 1, 1998, between Advanta Revolving Home Equity Loan Trust 1998-A and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.2. Trust Agreement, dated as of June 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee.

                  4.3. Sale and Servicing Agreement, dated as of June 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Revolving Home Equity Loan Trust 1998-A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.4 Certificate Guaranty Insurance Policy, dated
June 24, 1998, and issued and delivered by AMBAC Assurance Corporation.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 24, 1998.

                  10.1 Purchase Agreement, dated as of June 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Purchaser, and Advanta National Bank, as Seller.

                  10.2 Indemnification Agreement, dated June 24, 1998, between AMBAC Assurance Corporation and J.P. Morgan Securities Inc.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANTA REVOLVING HOME
                                        EQUITY LOAN TRUST 1998-A

                                        By:  Advanta Mortgage Conduit Services,
                                               Inc., as Sponsor


                                               By:/s/ MARK T. DUNSHEATH
                                                  ------------------------
                                                  Name:  Mark T. Dunsheath
                                                  Title: Vice President


Dated: July 8, 1998


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
      1.1         Underwriting Agreement, dated June 19, 1998, among Advanta
                  Mortgage Conduit Services, Inc., as Sponsor, J.P. Morgan
                  Securities Inc., as the Underwriter, and Advanta National
                  Bank, as Originator.

      4.1         Indenture, dated as of June 1, 1998, between Advanta Revolving
                  Home Equity Loan Trust 1998-A and Bankers Trust Company of
                  California, N.A., as Indenture Trustee.

      4.2         Trust Agreement, dated as of June 1, 1998, between Advanta
                  Mortgage Conduit Services, Inc., as Sponsor, and Wilmington
                  Trust Company, as Owner Trustee.

      4.3         Sale and Servicing Agreement, dated as of June 1, 1998, among
                  Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta
                  Mortgage Corp. USA, as Master Servicer, Advanta Revolving Home
                  Equity Loan Trust 1998-A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

      4.4 Certificate Guaranty Insurance Policy, dated June 24, 1998, and issued and delivered by AMBAC Assurance Corporation.

      8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 24, 1998.

     10.1         Purchase Agreement, dated as of June 1, 1998, between Advanta
                  Mortgage Conduit Services, Inc., as Purchaser, and Advanta
                  National Bank, as Seller.

     10.2         Indemnification Agreement, dated June 24, 1998, between
                  AMBAC Assurance Corporation and J.P. Morgan Securities Inc.